SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 13, 2009

NSTAR ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Massachusetts	1-2301	04-1278810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 Boylston Street

Boston, Massachusetts 02199

(Address, of principal executive offices, including zip code)

(617) 424-2000

(Registrant’s Telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On February 13, 2009, NSTAR Electric Company (“NSTAR Electric Company”) completed, pursuant to an underwriting agreement with Banc of America Securities LLC and Goldman, Sachs & Co. (the “Underwriting Agreement,” attached as Exhibit 99.1 hereto), the sale of $100 million aggregate principal amount of 5.625% Debentures due 2017 (the “Debentures”). The Debentures were issued under an indenture dated as of September 1, 1988, between NSTAR Electric Company (formally Boston Edison Company) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York, as successor to Bank of Montreal Trust Company), as trustee. The Debentures were registered under the Securities Act of 1933 (Registration Statement No. 333-143071).

The Debentures form a single series and are fungible with NSTAR Electric’s 5.625% debentures due November 15, 2017 issued on November 19, 2007 in the amount of $300,000,000. The Debentures mature on November 15, 2017 and bear interest at a rate of 5.625% per annum, which is payable semi-annually on May 15 and November 15 of each year, commencing May 15, 2009. Interest on the Debentures will accrue from November 15, 2008 and will be computed on the basis of a 360-day year consisting of twelve 30-day months.

NSTAR Electric Company may, at its option, redeem the Debentures, in whole or in part, at any time at a redemption price equal to the greater of:

•	100% of the principal amount of the Debentures to be redeemed, plus accrued interest to the redemption date, and

•

as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal of and interest on the Debentures to be redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semiannual basis at the Adjusted Treasury Rate, plus 25 basis points plus accrued interest to the redemption date.

Section 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Underwriting Agreement, dated as of February 10, 2009 among NSTAR Electric Company, Banc of America LLC and Goldman, Sachs & Co.

Exhibit 99.2	A form of 5.625% Debenture due November 15, 2017.

Exhibit 99.3	Opinion of Ropes & Gray LLP.

Exhibit 99.4	Consent of Ropes & Gray LLP (included in Opinion of Ropes & Gray LLP filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTAR ELECTRIC COMPANY

By	/s/ ROBERT J. WEAFER, JR.
Name:	Robert J. Weafer, Jr.
Title:	Vice President, Controller and Chief Accounting Officer

Date: February 17, 2009